                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Frank F. Khulusi and Richard M. Finkbeiner and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Creative Computers, Inc., a Delaware corporation, and any amendment to such Form 10-K Annual Report and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                          Title                        Date
         ---------                          -----                        -----

FRANK F. KHULUSI                     Chairman of the Board of      March 27, 1997
--------------------------------     Directors, President and
Frank F. Khulusi                     Chief Executive Officer
                                     (Principal Executive Officer)


RICHARD M. FINKBEINER                Chief Financial Officer       March 27, 1997
--------------------------------     (Principal Financial and
Richard M. Finkbeiner                Accounting Officer)

SAM U. KHULUSI                       Director                      March 27, 1997
--------------------------------
Sam U. Khulusi

AHMED O. ALFI                        Director                      March 27, 1997
--------------------------------
Ahmed O. Alfi

AL S. JOSEPH                         Director                      March 27, 1997
--------------------------------
Al S. Joseph